UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

Investors Capital Holdings, Ltd. (Exact name of registrant as specified in its charter)

Massachusetts	1-16349	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East Lynnfield, MA 01940 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Compensatory Arrangements of Certain Former Officer

The registrant’s Board of Directors took formal action, effective September 17, 2008, to grant to Steven C. Preskenis a previously informally authorized cash bonus in the amount of $75,000 in consideration of meritorious services rendered to the registrant and its subsidiaries. Mr. Preskenis resigned from the position of Chief Operating Officer of Investors Capital Corporation, a wholly-owned subsidiary of the registrant, and from various other positions with the registrant and its subsidiaries, including General Counsel and Secretary of the registrant, effective August 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                       Investors Capital Holdings, Ltd.

                                                                                                                       By /s/ Timothy B. Murphy
                                                                                                                       Timothy B. Murphy, President & CEO

Date: September 23, 2008